Supplement dated June 15, 2012
to the Statement of Additional Information
for Principal Variable Contracts Funds, Inc.
dated April 30, 2012

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS

Before the Portfolio Turnover section, insert:
Interfund Lending and Borrowing
The SEC has granted an exemption permitting Principal Funds to borrow money from and lend money to each other for temporary or emergency purposes. The loans are subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies. Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The Board is responsible for overseeing and periodically reviewing the interfund lending program.

INVESTMENT ADVISORY AND OTHER SERVICES

On page 66, delete the sub-advisory fee schedule for the Bond Market Index Account and substitute:

	Net Asset Value of Fund*
	First	Next	Next	Over
Fund	$200 million	$300 million	$500 million	$1 billion
Bond Market Index	0.08%	0.06%	0.05%	0.04%
(Mellon Capital)
* Minimum annual fee of $300,000

Portfolio Manager Disclosure

Sub-Advisor: Principal Real Estate Investors, LLC

Add the following to the table on page 108 (information as of March 31, 2012):

	Other Accounts Managed
				Total Assets
				of the
			Number of	Accounts
			Accounts	that
			that base	base the
	Total	Total Assets	the Advisory	Advisory
	Number	in the	Fee on	Fee on
	of Accounts	Accounts	Performance	Performance
Anthony Kenkel: (Real Estate Securities
Account)
Registered investment companies	5	$2,872,601,639	0	$0
Other pooled investment vehicles	3	$38,870,193	0	$0
Other accounts	16	$542,021,249	1	$64,215,043

Add the following to the table on page 109 (information as of March 31, 2012):

Ownership of Securities
	PVC Accounts Managed by Portfolio	Dollar Range of
	Manager	Securities Owned by
Portfolio Manager	(list each fund on its own line)	the Portfolio Manager
Anthony Kenkel	Real Estate Securities	None

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